Exhibit 10.4

AMENDMENT NO. 1

TO

SERIES SEED PREFERRED STOCK INVESTMENT AGREEMENT

AMENDMENT NO. 1 TO SERIES SEED PREFERRED STOCK INVESTMENT AGREEMENT, effective as of October 31, 2019 (this “Amendment”), by and between Lectrefy, Inc., a Delaware corporation (the “Company”), and Lee Aerospace, Inc., a Kansas corporation (“Lee Aerospace”). The Company and Lee Aerospace may be referred to herein each as a “Party” and collectively as the “Parties.”

W I T N E S S E T H:

WHEREAS, the Company and Lee Aerospace are parties to that certain Series Seed Preferred Stock Investment Agreement, dated as of August 1, 2018 (the “Agreement”);

WHEREAS, unless otherwise defined herein, each capitalized term used herein shall have the respective meaning ascribed to it in the Agreement;

WHEREAS, Lee Aerospace has provided, and may continue providing, bridge financing to the Company in addition to its investment of the Total Series Seed Investment Amount under the Agreement (the “Bridge Financing”);

WHEREAS, in consideration of the Bridge Financing, the Company and Lee Aerospace desire to amend the Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, subject to the conditions and other terms herein set forth, the Parties hereby agree as follows:

1.       Repayment Election. The Parties acknowledge, agree and understand that, if and when approved by the Company’s Board of Directors (the “Board”), in its sole and absolute discretion and in accordance with applicable law, the Company may elect, from time to time, to make periodic payments to Lee Aerospace, which payments shall not exceed in the aggregate the Total Series Seed Investment Amount (collectively, the “Repayment”). When reviewing whether the Company should make any payment to Lee Aerospace in connection with the Repayment, the Board, in exercising its fiduciary duties in accordance with applicable law, shall consider, among other things, the then current and future financial condition and commercial, operational and financing prospects of the Company as they relate to the best interests of the Company and its stockholders.

0.    Termination or Modification of the Repayment. The Parties further acknowledge, agree and understand that, upon the Board’s determination that the Repayment adversely affects the Company’s ability to raise additional capital for growth and operations, the structure of the Repayment may be modified or terminated, in the Board’s sole and absolute discretion and in accordance with applicable law.

2.    No Implied Amendments. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. All references to “the date hereof” in the Agreement shall continue to refer to the date of the Agreement before any amendment, consent or waiver.

4.    Effectiveness of Amendment. This Amendment shall be deemed to be a modification to the Agreement in accordance with Section 8.8 of the Agreement.

5.    Benefit of this Amendment. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

6.    Headings. The headings used in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

7.    Governing Law. All questions concerning the construction, validity, and interpretation of this Amendment shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflicts of law principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.    Counterparts. This Amendment may be executed simultaneously in multiple counterparts, and in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

9.    References to Agreement. On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

COMPANY:

LECTREFY, INC.

By:
Name: John M. Cook II
Title: Chief Financial Officer

LEE AEROSPACE:

LEE AEROSPACE, INC.

By:
Name: James Lee
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Series Seed Preferred Stock Investment Agreement]